Supplement dated January 13, 2010

to Prospectus dated May 1, 2009 for

PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

on behalf of

PRUBENEFIT SELECTSM Group Flexible Premium Variable Universal Life Insurance Contracts

The following change is applicable to PruBenefit Select Group Flexible Premium Variable Universal Life Insurance Contracts:

Effective January 13, 2010, the SP Strategic Partners Focused Growth Portfolio (Class I) of the Prudential Series Fund will no longer be available under PruBenefit Select Group Flexible Premium Variable Universal Life Insurance Contracts.

If you have any questions regarding this supplement, please call (800) 286-7754 (Monday through Friday between 9:00 a.m. and 6:00 p.m. Eastern time).

PBSSUPP100 Ed. 1/2010